                              AIM INTERNATIONAL
                                 EQUITY FUND



[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                APRIL 30, 1997

                     -------------------------------------

                         AIM INTERNATIONAL EQUITY FUND

                           For shareholders who seek

                         long-term growth of capital.

                              The Fund invests in

                            a diversified portfolio

                      of international equity securities

                           of companies with strong

                              earnings momentum.

                     -------------------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
         OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.



   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter


                    Photo of Chairman




                    Dear Fellow Shareholder:

                    We have seen a great deal of change in the markets during
   [PHOTO OF        the past few months, change that has been unsettling even
  Charles T.        for experienced market watchers.
    Bauer,              In many instances the change has occurred suddenly as
 Chairman of        the markets have fluctuated widely during the past six
 the Board of       months. The popular Dow Jones Industrial Average of 30
   THE FUND         large companies ranged from just over 7000 to just below
 APPEARS HERE]      6400 before strengthening once again and regaining its lost ground. Both the Russell 2000 Index, judged to be the benchmark for small-cap stocks, and the Dow recently have set records.
                        The point we want to emphasize is that such volatility
                    seems to be the norm rather than the exception in the current market. Although most attention has been on the large stocks in the S&P 500 index, the broad-based index generally considered "the market," small- and mid-cap companies have been even more volatile. Indexes for smaller companies were down as much as 20% before their recent rebound. Similarly, bonds fluctuated widely as concerns mounted over the possibility of rising interest rates.
    What does all of this mean? In past reports, we suggested that the 20%-30% returns of 1995 and 1996 were unlikely to continue uninterrupted, and we have seen that to be true so far in 1997. However, we are still experiencing the longest bull market in history, now in its seventh year. For hundreds of thousands of investors, this bull market is the only investment climate they have ever known. If you have been invested in stocks only since 1990, your experience has truly been extraordinary: the S&P 500 had an annual return of 30% in 1991, 38% in 1995, and 23% in 1996. And not one down year.
    Of course, returns such as those we've enjoyed in this bull market are well above the averages for stocks. That has led mutual fund managers, financial consultants, and market experts to voice concern that some investors may not be prepared for more modest returns that are in line with historical averages. And, although we've seen nothing but advances in the S&P 500 since 1990, it is important to remember that the market has averaged a down year one out of every three years since 1928.

KEEP REALISTIC EXPECTATIONS
What many investors may not realize is that periodic declines are inevitable. In every market, there is always some segment, and some investment strategies, that occasionally fall out of favor. Declines similar to what we have seen in the small-cap and mid-cap sectors during the past six months often are more severe than warranted; that is, they take good stocks down with the bad. Of course, that lets us pick stocks just as prices for many attractive companies are near their lowest for the year.
    Not that we expect severe declines ahead. But it is important to maintain realistic expectations about investment performance. Indeed, indications are that stock performance may be returning to historic norms closer to 10% return per year than 20%.
    It's also a good idea to reassess your financial goals periodically with your financial consultant. Managing your investments in changing markets can be challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification can help you cushion the effects of volatility.


                       --------------------------------

                               In every market,

                         there is always some segment,

                        and some investment strategies,

                            that occasionally fall

                                 out of favor.

                       --------------------------------




                                                         Continued on next page

                                                          The Chairman's Letter

                      ----------------------------------

                                   It's also

                                  a good idea

                       to reassess your financial goals

                               periodically with

                          your financial consultant.

                      ----------------------------------


    On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss the Fund's portfolio strategy: why they believe the portfolio is well-positioned for growth, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $170 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
    We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

RESTRUCTURING IN EUROPE DRIVES
POSITIVE RETURNS

A roundtable discussion with the Fund management team for AIM International Equity Fund about the six-month reporting period ended April 30, 1997.

--------------------------------------------------------------------------------
Q.  HOW DID THE FUND DO DURING THE SIX-MONTH REPORTING PERIOD?

A. The Fund posted another period of solid performance. Total return was 6.01% for Class A shares and 5.65% for Class B shares for the six months ended April 30, 1997. Comparatively, the Morgan Stanley Capital International
    (MSCI) Europe, Australia and Far East Index (EAFE) of foreign stocks gained just 1.57% during the reporting period. The Fund's net assets grew $421 million to $1.90 billion at the end of the reporting period.
         The Fund's performance has continued to strengthen since the reporting period ended (4/30/97-6/2/97)--its Class A shares have gained 6.63% in total return and its Class B shares have gained 6.50%.

================================================================================
FUND REPORTS STRONG PERIOD
--------------------------------------------------------------------------------

10/31/96-4/30/97

AIM FUND CLASS A SHARES          6.01%

AIM FUND CLASS B SHARES          5.65%

MSCI EAFE INDEX                  1.57%
================================================================================

Q. WHAT WERE SOME OF THE MAJOR INFLUENCES ON THE FUND'S PORTFOLIO OVER THE PAST SIX MONTHS?

A. The ongoing economic restructuring in Europe continues to fuel healthy business growth in that region, and the Fund has been in an excellent position to take advantage of that growth.

         The drive to comply with European Monetary Unit standards is gaining momentum, and the European markets continue to surge with that momentum. Just as in the United States, the environment of subdued inflation and low interest rates has provided a very fertile soil for European companies, and therefore European markets, to flourish.
         More than 60% of the Fund's portfolio was invested in Europe with 17% of the Fund in the United Kingdom. Among the Fund's largest holdings in the U.K. were Guinness plc, British Petroleum Co. plc, and the Ladbroke Group plc.
         For the first time, European companies are focusing on shareholder value; that is, generating positive returns for shareholders. That attitude is reflected in the stronger earnings we have seen from many European countries.

Q. WITH SO MUCH OF THE PORTFOLIO NOW IN EUROPE, HOW IS THE REST OF THE PORTFOLIO DISTRIBUTED?

A. Hong Kong stocks once again represented several of the Fund's top 10 equity holdings, including the portfolio's largest single holding, transportation company Cosco Pacific Ltd. The Fund also maintained significant positions in such major banks as HSBC Holdings plc and Hang Seng Bank Ltd. In all, Hong Kong companies made up 8% of the portfolio, the fourth-largest country weighting.
         We lowered our weighting in Japan to 14%, the second-largest country weighting represented in the Fund. The Japanese economy is showing some improvement, but at a slower pace than we would like. The troubles in the Japanese financial markets have been well documented, and we have adjusted our weighting there accordingly. However, we select stocks based on individual companies' earnings. There are some positive stories in Japan with familiar names like Honda Motor Co. and Fuji Photo Film Co., both among the portfolio's top 10 equity holdings, which benefited as the strong U.S. dollar made Japanese exports more competitive.
         Latin America has been an interesting story in the past six months, with five of the 10 top-performing world markets in that region during the reporting period. Brazil, where we have seen a dramatic economic restructuring, led all markets in the six months ended April 30, 1997 with a 38.45% return, followed closely by Colombia's 31.23% return.
         We have become more positive on Latin America and have increased our exposure there because many individual companies in that part of the world are showing increased earnings. Closer to home, the market in Mexico was up 17.13% during the reporting period, ninth-best in the world.

Q.  IN WHICH INDUSTRIES WAS THE FUND WEIGHTED?

A. The telecommunications sector continues to boom all over the globe, and that industry is currently the Fund's largest sector at just over 11%. There is such a


                    --------------------------------------

                       . . . the environment of subdued

                       inflation and low interest rates

                     has provided a very fertile soil for

                           European companies . . .

                    --------------------------------------

                     See important Fund & index disclosures
                              inside front cover.

The Manager's Overview

PORTFOLIO COMPOSITION

As of 4/30/97, based on total net assets


==================================================================================================
TOP 10 EQUITY HOLDINGS                                            TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------
1. Cosco Pacific Ltd.                           1.10%             1. United Kingdom         16.95%

2. Telecomunicacoes Brasileiras S.A.-Telebras   1.07              2. Japan                  14.67

3. Fuji Photo Film Co.                          1.07              3. France                 11.43

4. Honda Motor Co. Ltd.                         1.00              4. Hong Kong               7.75

5. Canon, Inc.                                  1.00              5. Germany                 5.16

6. Portugal Telecom                             0.99              6. The Netherlands         5.01

7. Philips Electronics                          0.98              7. Italy                   3.68

8. Novartis AG                                  0.95              8. Australia               3.54

9. Alcatel Alsthom                              0.94              9. Spain                   3.15

10.Guinness plc                                 0.93              10.Switzerland             3.09

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==================================================================================================

tremendous amount of change occurring in telecommunications right now because of increasing technology: wireless communications, modems, the Internet, just to name a few. There are new companies all over the world coming into the marketplace and taking advantage of this exploding industry. Telebras, a Brazilian company, and Nokia, a Finnish company, are two telecommunications companies among the portfolio's holdings.

Banking is another solid component of the Fund. This economic period of solid growth with low interest rates has been favorable to banks all over the world. With 6% of the Fund in the banking industry, we have enjoyed their prosperity.

Q. THE U.S. DOLLAR HAS BEEN VERY STRONG AGAINST OTHER CURRENCIES DURING THE PAST SIX MONTHS. HOW DOES THAT AFFECT THE PORTFOLIO?

A. The strength of the dollar presents an interesting scenario. It does hurt foreign investments in the short term, because when foreign currency values decline against the U.S. dollar, our non-dollar-denominated foreign assets in the Fund are valued lower. The good news, though, is that over the long term a strong dollar helps makes exporting countries more competitive--their goods become less expensive than U.S. goods. That helps generate higher profits, and higher stock prices for the Fund's foreign investments.
         In the end, we believe the currency exchange differentials have little affect on the Fund's long-term performance.

Q.  HAS THE STRONG U.S. DOLLAR AFFECTED THE FUND'S OVERALL RETURN?

A. The strength or weakness of the dollar always affects the portfolio's return. As we mentioned, because the Fund's daily net asset value is computed in U.S. dollars, the Fund's return was lower because many of the foreign currencies were weaker. For instance, the German market is up 23% this year, but up only 10% in U.S. dollars due to the strong dollar. The same is true in France, where the market is up 14% this year, but up only 2% in U.S. dollars. So although the Fund has appreciated in its worth, some of that appreciation is lost in the currency exchange.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. The Fund held 202 stocks as of April 30, 1997, spread over 30 countries and 57 industries. The largest position weighting in the Fund was 1.10%. More than 60% of the Fund's holdings were in Europe, followed by 14% in Japan, 8% in Hong Kong, and 3% in both Australia and Canada.

Q.  WHAT IS YOUR SHORT-TERM OUTLOOK FOR THE FUND?

A. Conditions seem positive for foreign stocks in general, and particularly in Europe. Investors have waited years for real economic change in Europe, and are taking advantage of the continued economic restructuring there. The most recent Morgan Stanley data indicates that European stocks are a great value--two times book value for European indexes versus a little over three times book value for the U.S. Outlooks in Asia and Latin America also are promising, and Japan's economy has begun to show signs of recovery.
         The world markets in many ways take their lead from the U.S. economy. Therefore, it is good news for foreign markets that the U.S. economy continues to demonstrate growth at a reasonable rate and without rising inflation.

FUND CELEBRATES FIFTH ANNIVERSARY WITH  ****

On April 7, 1997, AIM International Equity Fund celebrated its fifth anniversary by receiving a four-star rating for its overall performance from Morningstar*. The Fund also received four stars for its five-year performance, four stars for its three-year performance, and three stars for its one-year performance.

================================================================================
MORNINGSTAR RANKINGS
As of 4/30/97
--------------------------------------------------------------------------------

OVERALL  ****

5 YEARS  ****

3 YEARS  ****

1 YEAR   ***
================================================================================

*Morningstar proprietary ratings reflect risk-adjusted performance through April 30, 1997. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bills. The one-year rating is calculated using the same method-ology, but is not a component of the overall rating. Ten percent of the funds in a particular category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.
===============================================================================


          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM International Equity Fund vs. Benchmark Indexes

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 4/7/92 to 4/30/97. It is important to understand the difference between your Fund and an index. Your Fund's total return includes sales charges, expenses, and management fees. An index measures the performance of hypothetical portfolios, in this case the Europe, Australia, and Far East Index and the Lipper International Fund Index. Unlike your Fund, these indexes are not managed; therefore, there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


GROWTH OF A $10,000 INVESTMENT

4/7/92-4/30/97

--------------------------------------------------------------------------------
             AIM INTERNATIONAL     LIPPER INTERNATIONAL  EUROPE, AUSTRALIA, AND
            EQUITY FUND - CLASS A      FUND INDEX          FAR EAST INDEX
--------------------------------------------------------------------------------
                                      (in thousands)
4/7/92              $ 9,454               $10,000               $10,000

4/92                  9,715                10,263                10,047

4/93                 11,044                11,158                12,219

4/94                 13,993                13,809                14,252

4/95                 14,146                13,647                15,048

4/96                 17,484                16,011                16,764

4/97                 18,916                17,498                16,615

================================================================================

Past performance cannot guarantee comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 3/31/97. Including sales charges.

CLASS A SHARES

Inception (4/7/92)         13.70%
  3 Years                   9.80
  1 Year                    5.80*

*11.96% excluding sales charge.

CLASS B SHARES

Inception (9/15/94)         9.06%
  1 Year                    6.06*

*11.06% excluding sales charge.
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

SCHEDULE OF INVESTMENTS

April 30, 1997
(Unaudited)

                                                      MARKET
                                       SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-94.81%

ARGENTINA-1.57%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banking)(a)                          354,880   $    8,633,565
----------------------------------------------------------------
Perez Companc S.A.-Class B
  (Oil & Gas-Services)                  878,000        7,121,292
----------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil & Gas-Services)                  508,200       14,039,025
----------------------------------------------------------------
                                                      29,793,882
----------------------------------------------------------------

AUSTRALIA-3.54%

Boral Ltd.
  (Building Materials)(a)             2,500,000        7,369,570
----------------------------------------------------------------
Coca-Cola Amatil Ltd.
  (Beverages)                           454,905        5,200,384
----------------------------------------------------------------
National Australia Bank Ltd.
  (Banking)(a)                          579,000        7,924,394
----------------------------------------------------------------
National Australia Bank Ltd.-Conv.
  Preferred (Banking)(b)                240,000        6,360,000
----------------------------------------------------------------
National Mutual Holdings Ltd.
  (Insurance-Multi-Line
  Property)(a)                        3,770,000        5,586,056
----------------------------------------------------------------
QBE Insurance Group Ltd.
  (Insurance-Multi-Line Property)     1,870,277       10,691,048
----------------------------------------------------------------
QNI Ltd.
  (Metals-Miscellaneous)              6,126,400       11,370,843
----------------------------------------------------------------
WMC Ltd.
  (Metals-Miscellaneous)              2,125,000       12,594,557
----------------------------------------------------------------
                                                      67,096,852
----------------------------------------------------------------

AUSTRIA-0.76%

OMV A.G.

  (Oil & Gas-Integrated)                 66,000        7,205,417
----------------------------------------------------------------
VA Technologie A.G.
  (Engineering & Construction)           45,700        7,101,553
----------------------------------------------------------------
                                                      14,306,970
----------------------------------------------------------------

BELGIUM-1.46%

Barco Industries
  (Electronic
  Components/Miscellaneous)              41,000        6,984,336
----------------------------------------------------------------

COLRUYT S.A.

  (Retail-Food & Drug)                   14,600        6,044,196
----------------------------------------------------------------
Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)                  124,000        6,226,014
----------------------------------------------------------------

UCB S.A.

  (Medical-Drugs)                         3,100        8,506,573
----------------------------------------------------------------
                                                      27,761,119
----------------------------------------------------------------

BRAZIL-1.07%

Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR
  (Telecommunications)                  177,000       20,310,750
----------------------------------------------------------------

CANADA-2.64%

Bank of Montreal
  (Banking-Money Center)                118,000        4,282,462
----------------------------------------------------------------
Canadian National Railway Co.
  (Railroads)                           170,000        6,545,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
CANADA-(CONTINUED)

Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration &
  Production)(a)                        335,000   $    7,985,326
----------------------------------------------------------------
Canadian Pacific, Ltd.
  (Transportation)                      307,000        7,483,125
----------------------------------------------------------------
Newbridge Networks Corp.
  (Computer Networking)(a)              188,000        5,969,000
----------------------------------------------------------------
Northern Telecom Ltd.
  (Telecommunications)                  124,700        9,056,338
----------------------------------------------------------------
Suncor, Inc.
  (Oil & Gas-Exploration &
  Production)                           190,000        8,704,367
----------------------------------------------------------------
                                                      50,025,618
----------------------------------------------------------------

CHILE-0.45%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR
  (Telephone)                           263,925        8,544,572
----------------------------------------------------------------

DENMARK-0.92%

Novo Nordisk A/S-Class B
  (Medical-Drugs)                       176,600       17,470,557
----------------------------------------------------------------

FINLAND-0.23%

Nokia Oy A.B.-Class A
  (Telecommunications)                   70,000        4,327,552
----------------------------------------------------------------

FRANCE-11.01%

Alcatel Alsthom
  (Telecommunications)                  160,000       17,791,485
----------------------------------------------------------------

AXA S.A.
  (Insurance-Life & Health)             132,000        8,121,511
----------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computer Software/Services)(a)       162,000        9,811,874
----------------------------------------------------------------
Carrefour S.A.
  (Retail-Food & Drug)                    7,500        4,682,601
----------------------------------------------------------------
Cetelem
  (Finance-Consumer Credit)              44,800        5,219,567
----------------------------------------------------------------
Compagnie Francaise d'Etudes et de
  Construction Technip
  (Engineering & Construction)           86,000        9,091,408
----------------------------------------------------------------
Compagnie Generale des Eaux
  (Water Supply)                        126,000       17,551,272
----------------------------------------------------------------
Elf Aquitaine S.A.
  (Oil & Gas-Services)                  180,500       17,504,155
----------------------------------------------------------------
Essilor International
  (Medical Instruments/Products)         24,940        6,871,159
----------------------------------------------------------------
Etablissements Economiques du
  Casino Guichard-Perrachon
  (Retail-Food & Drug)                  195,000        9,080,956
----------------------------------------------------------------
Lafarge S.A.
  (Building Materials)(a)                66,500        4,361,552
----------------------------------------------------------------
Michelin-Class B
  (Automobile/Truck Parts & Tires)      134,000        7,486,919
----------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-Stores)                        34,800       14,637,882
----------------------------------------------------------------
Promodes
  (Retail-Stores)(a)                     28,000        9,446,072
----------------------------------------------------------------
Rexel S.A.
  (Electronic
  Components/Miscellaneous)              23,200        6,181,102
----------------------------------------------------------------


                                                      MARKET
                                       SHARES         VALUE
FRANCE-(CONTINUED)

Rhone-Poulenc-Class A
  (Chemicals)                           270,000   $    9,080,956
----------------------------------------------------------------
Schneider S.A.
  (Electronic
  Components/Miscellaneous)             160,000        9,019,104
----------------------------------------------------------------
Sidel, S.A.
  (Machinery-Miscellaneous)              57,000        4,093,960
----------------------------------------------------------------
Societe BIC S.A.
  (Office Products)                     111,000       17,591,879
----------------------------------------------------------------
Sodexho S.A.
  (Business Services)                     9,200        4,224,450
----------------------------------------------------------------
Total S.A.-Class B
  (Oil & Gas-Exploration &
  Production)                           111,000        9,204,832
----------------------------------------------------------------
Valeo S.A.
  (Automobile/Truck Parts & Tires)      128,500        7,925,983
----------------------------------------------------------------
                                                     208,980,679
----------------------------------------------------------------

GERMANY-4.64%

Adidas A.G.
  (Shoes & Related Apparel)              42,000        4,377,526
----------------------------------------------------------------
Adidas A.G.-ADR
  (Shoes & Related Apparel)
  (Acquired 04/11/97; cost
  $8,533,263)(c)                         81,000        8,442,372
----------------------------------------------------------------
Altana A.G.
  (Chemicals)                            13,350       10,329,715
----------------------------------------------------------------
Commerzbank A.G.
  (Banking-Money Center)                295,000        7,912,432
----------------------------------------------------------------
Continental A.G.
  (Automobile/Truck Parts & Tires)      285,000        6,270,066
----------------------------------------------------------------
Deutsche Bank A.G.
  (Banking)(a)                          170,500        8,998,556
----------------------------------------------------------------
Dresdner Bank A.G.
  (Banking)                             240,000        7,677,561
----------------------------------------------------------------
SAP A.G.
  (Computer Software/Services)(a)        27,000        4,915,752
----------------------------------------------------------------
SAP A.G. -Preferred
  (Computer Software/Services)           27,000        4,971,879
----------------------------------------------------------------
Schering A.G.
  (Medical-Drugs)                        94,000        9,010,278
----------------------------------------------------------------
SGL Carbon A.G.
  (Metals-Miscellaneous)                 50,500        7,042,239
----------------------------------------------------------------

VEBA A.G.

  (Electric Power)                      155,000        7,983,601
----------------------------------------------------------------
                                                      87,931,977
----------------------------------------------------------------

HONG KONG-7.63%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications)                1,000,000        2,536,629
----------------------------------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd.-ADR
  (Telecommunications)                  174,500        4,493,375
----------------------------------------------------------------
Cheung Kong (Holdings) Ltd.
  (Real Estate)                       1,795,000       15,756,793
----------------------------------------------------------------
Cosco Pacific Ltd.
  (Transportation-Miscellaneous)     14,908,000       20,880,630
----------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banking)                           2,564,700       12,183,691
----------------------------------------------------------------
First Pacific Company Ltd.
  (Conglomerates)                    11,493,908       13,724,734
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
HONG KONG-(CONTINUED)

Hang Seng Bank Ltd.
  (Banking)                             834,100   $    9,394,594
----------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Electric Power)                    7,764,960       12,329,311
----------------------------------------------------------------
HSBC Holdings PLC
  (Banking)                             675,000       17,078,681
----------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Conglomerates)(a)                  1,830,000       13,583,554
----------------------------------------------------------------
New World Infrastructure Ltd.
  (Building Materials)(a)             3,321,400        9,389,874
----------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Real Estate)                       1,240,100       13,447,157
----------------------------------------------------------------
                                                     144,799,023
----------------------------------------------------------------

INDONESIA-1.00%

PT Bank Dagang Nasional
  (Banking)                             602,500          601,260
----------------------------------------------------------------
PT Bank Internasional Indonesia
  (Banking)(a)                       19,635,906       14,141,085
----------------------------------------------------------------
PT Indosat
  (Telecommunications)                  933,000        2,572,469
----------------------------------------------------------------
PT Indosat-ADR
  (Telecommunications)                   63,500        1,746,250
----------------------------------------------------------------
                                                      19,061,064
----------------------------------------------------------------

IRELAND-0.28%

Elan Corp. PLC-ADR
  (Medical-Drugs)(a)                    158,800        5,399,200
----------------------------------------------------------------

ISRAEL-0.50%

Teva Pharmaceutical Industries
  Ltd.-ADR
  (Medical-Drugs)                       186,800        9,480,100
----------------------------------------------------------------

ITALY-3.25%

Credito Italiano S.p.A.
  (Banking)(a)                        6,200,000        8,694,322
----------------------------------------------------------------
Edison S.p.A.
  (Electric Power)                    1,940,000       10,278,003
----------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Exploration &
  Production)                         2,050,000       10,435,732
----------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banking)                             825,000        7,012,747
----------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications)                3,800,000       11,920,394
----------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                5,000,000       13,237,549
----------------------------------------------------------------
                                                      61,578,747
----------------------------------------------------------------

JAPAN-14.47%

Advantest Corp.
  (Semiconductors)                      249,700       13,868,397
----------------------------------------------------------------
Bridgestone Corp.
  (Automobile/Truck Parts & Tires)      685,000       14,570,449
----------------------------------------------------------------
Canon, Inc.
  (Office Automation)                   797,000       18,899,200
----------------------------------------------------------------
DDI Corp.
  (Telecommunications)                    2,120       14,079,332
----------------------------------------------------------------
Fuji Photo Film Co.
  (Electronic
  Components/Miscellaneous)             530,000       20,250,522
----------------------------------------------------------------
Honda Motor Co., Ltd.
  (Automobile-Manufacturers)            610,000       18,934,100
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
JAPAN-(CONTINUED)

Ibiden Co., Ltd.
  (Building Materials)                  946,000   $   12,445,898
----------------------------------------------------------------
Matsushita Electric Industrial Co.
  Ltd.
  (Electronic
  Components/Miscellaneous)             569,000        9,099,697
----------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications)                    2,320       16,357,978
----------------------------------------------------------------
Nippon Television Network
  (Advertising/Broadcasting)             26,530        7,816,772
----------------------------------------------------------------
NSK Ltd.
  (Metals)                            1,750,000       10,560,523
----------------------------------------------------------------
NTT Data Communications Systems Co.
  (Computer Software/Services)            4,500       13,152,401
----------------------------------------------------------------
Okuma Corp.
  (Machine Tools)                       871,000        6,861,780
----------------------------------------------------------------
Ricoh Corp. Ltd.
  (Office Automation)                 1,095,000       13,025,958
----------------------------------------------------------------
SMC
  (Machinery-Miscellaneous)             100,000        7,326,584
----------------------------------------------------------------
Sony Corp.
  (Electronic
  Components/Miscellaneous)             234,000       17,033,600
----------------------------------------------------------------
TDK Corp.
  (Electronic
  Components/Miscellaneous)             244,000       17,588,530
----------------------------------------------------------------
Tokyo Electron Ltd.
  (Electronic
  Components/Miscellaneous)(a)          397,100       15,329,027
----------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)            604,000       17,510,694
----------------------------------------------------------------
Yamatake-Honeywell
  (Airlines)                            665,000        9,901,524
----------------------------------------------------------------
                                                     274,612,966
----------------------------------------------------------------

MALAYSIA-1.55%

Commerce Asset Holdings Berhad
  (Finance-Asset Management)          1,469,000        8,776,087
----------------------------------------------------------------
Edaran Otomobil Nasional Berhad
  (Automobile-Manufacturers)            618,000        5,833,440
----------------------------------------------------------------
Malayan Banking Berhad
  (Banking)                           1,032,000       10,275,609
----------------------------------------------------------------
UMW Holdings Berhad
  (Finance-Asset Management)            856,000        4,500,239
----------------------------------------------------------------
                                                      29,385,375
----------------------------------------------------------------

MEXICO-2.18%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Soft Drinks)               142,100        4,955,738
----------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-Class B
  (Beverages-Alcoholic)(a)            1,900,050        8,918,626
----------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B
  (Food/Processing)                   6,469,600        6,334,045
----------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Advertising/Broadcasting)(a)         270,800        6,262,250
----------------------------------------------------------------
Panamerican Beverages, Inc.-Class A
  (Beverages-Soft Drinks)               514,000       14,906,000
----------------------------------------------------------------
                                                      41,376,659
----------------------------------------------------------------

NETHERLANDS-5.01%
DSM N.V.

  (Chemicals-Specialty)(a)               80,750        8,040,600
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
NETHERLANDS-(CONTINUED)

Elsevier N.V.
  (Publishing)                          383,000   $    6,133,347
----------------------------------------------------------------
Getronics N.V.
  (Computer Software/Services)          292,000        8,842,581
----------------------------------------------------------------
Gucci Group N.V.-New York
  shares-ADR
  (Textiles)                             61,000        4,231,875
----------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food & Drug)                  142,000        9,693,579
----------------------------------------------------------------
Nutricia Verenigde Bedrijven N.V.
  (Food/Processing)                      69,150       10,491,577
----------------------------------------------------------------
Oce-Van Der Grinten N.V.
  (Office Automation)                    60,000        7,258,636
----------------------------------------------------------------
Philips Electronics N.V.
  (Electronic
  Components/Miscellaneous)(a)          358,000       18,687,368
----------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil & Gas-Services)                   44,500        7,953,036
----------------------------------------------------------------
VNU-Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing)                          332,000        6,867,320
----------------------------------------------------------------
Wolters Kluwer N.V.
  (Publishing)                           58,000        6,873,787
----------------------------------------------------------------
                                                      95,073,706
----------------------------------------------------------------

NORWAY-0.42%

Storebrand A.S.A.
  (Insurance-Multi-Line
  Property)(a)                        1,300,000        7,941,077
----------------------------------------------------------------

PHILIPPINES-1.99%

C & P Homes, Inc.
  (Home Building)                    19,200,000        7,281,001
----------------------------------------------------------------
Filinvest Land Inc.
  (Real Estate)(a)                   27,303,500        6,419,480
----------------------------------------------------------------
Metro Pacific Corp.
  (Conglomerates)                    33,845,000        7,829,143
----------------------------------------------------------------
Metropolitan Bank & Trust Co.
  (Banking)                             379,174        7,764,655
----------------------------------------------------------------
Philippine Long Distance Telephone
  Co.
  (Telecommunications)                   84,480        4,821,479
----------------------------------------------------------------
Philippine Long Distance Telephone
  Co.-ADR
  (Telecommunications)                   59,600        3,322,700
----------------------------------------------------------------
Southeast Asia Cement Holdings,
  Inc.
  (Building Materials)(a)             8,777,000          406,065
----------------------------------------------------------------
                                                      37,844,523
----------------------------------------------------------------

PORTUGAL-0.99%

Portugal Telecom S.A.
  (Telecommunications)(a)               510,000       18,789,474
----------------------------------------------------------------

SINGAPORE-1.79%

City Developments Ltd.
  (Real Estate)                       1,600,000       12,932,642
----------------------------------------------------------------
DBS Land Ltd.
  (Real Estate)                       3,391,000       10,963,648
----------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banking)                           1,539,000       10,100,518
----------------------------------------------------------------
                                                      33,996,808
----------------------------------------------------------------

SOUTH AFRICA-0.40%

Sasol Ltd.
  (Oil & Gas-Exploration &
  Production)                           590,700        7,572,225
----------------------------------------------------------------


                                                      MARKET
                                       SHARES         VALUE
SPAIN-3.15%

Banco Bilbao Vizcaya, S.A.
  (Banking)                             144,000   $    9,691,597
----------------------------------------------------------------
Banco Popular Espanol S.A.
  (Banking)                              47,000        9,965,459
----------------------------------------------------------------
Empresa Nacional de Electricidad,
  S.A.
  (Electric Power)                      125,250        8,755,207
----------------------------------------------------------------
Gas Natural SDG, S.A.-Class E
  (Gas Distribution)                     40,000        8,494,922
----------------------------------------------------------------
Iberdrola S.A.
  (Electric Power)                      745,000        8,407,715
----------------------------------------------------------------
Telefonica de Espana
  (Telecommunications)                  565,000       14,472,316
----------------------------------------------------------------
                                                      59,787,216
----------------------------------------------------------------

SWEDEN-1.64%

Hennes & Mauritz A.B.-B Shares
  (Retail-Stores)                        74,000       10,706,592
----------------------------------------------------------------
Securitas A.B.-Class B
  (Security & Safety Services)          267,000        6,432,751
----------------------------------------------------------------
Sparbanken Sverige A.B.-Class A
  (Banking)                             530,000        9,458,615
----------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                  133,480        4,488,265
----------------------------------------------------------------
                                                      31,086,223
----------------------------------------------------------------

SWITZERLAND-3.09%

ABB A.G.
  (Engineering & Construction)(a)         7,500        9,081,813
----------------------------------------------------------------
Adecco S.A.
  (Business Services)                    30,000       10,012,889
----------------------------------------------------------------
Ciba Specialty Chemicals A.G.
  (Chemicals-Specialty)(a)               11,046          951,660
----------------------------------------------------------------
Clariant A.G.
  (Chemicals-Specialty)                  19,200       10,993,013
----------------------------------------------------------------
Nestle S.A.
  (Food/Processing)(a)                    7,800        9,471,542
----------------------------------------------------------------
Novartis A.G.
  (Medical-Drugs)(a)                     13,696       18,043,302
----------------------------------------------------------------
                                                      58,554,219
----------------------------------------------------------------

THAILAND-0.23%

Bank of Ayudhya Public Co., Ltd.
  (Banking)                             120,150          308,165
----------------------------------------------------------------
Krung Thai Bank Public Co. Ltd.
  (Banking)                           1,502,920        1,884,224
----------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd.
  (Banking)                             375,500        2,199,311
----------------------------------------------------------------
                                                       4,391,700
----------------------------------------------------------------

UNITED KINGDOM-16.95%

Airtours PLC
  (Leisure & Recreation)                466,450        6,932,490
----------------------------------------------------------------
B.A.T. Industries PLC
  (Conglomerates)                     1,285,000       10,850,648
----------------------------------------------------------------
Bass PLC
  (Beverages-Alcoholic)                 650,000        8,391,005
----------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                   425,000        9,030,389
----------------------------------------------------------------
British Petroleum Co. PLC
  (Oil & Gas-Services)                1,410,000       16,179,579
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Burton Group PLC
  (Retail-Stores)                     3,140,000   $    7,760,940
----------------------------------------------------------------
Caradon PLC
  (Building Materials)                1,800,000        7,249,595
----------------------------------------------------------------
Compass Group PLC
  (Restaurants)                         970,000       10,646,261
----------------------------------------------------------------
Dixons Group PLC
  (Retail-Stores)                     1,370,000       11,235,332
----------------------------------------------------------------
EMAP PLC
  (Publishing)                          625,000        7,789,708
----------------------------------------------------------------
FKI PLC
  (Conglomerates)                     1,110,000        3,274,230
----------------------------------------------------------------
General Electric Co. PLC
  (Electronic
  Components/Miscellaneous)           1,140,000        6,780,875
----------------------------------------------------------------
GKN PLC
  (Automobile/Truck Parts & Tires)      530,000        8,169,044
----------------------------------------------------------------
Granada Group PLC
  (Leisure & Recreation)                785,000       11,323,339
----------------------------------------------------------------
Guinness PLC
  (Beverages-Alcoholic)               2,130,000       17,606,159
----------------------------------------------------------------
Hays PLC
  (Business Services)                 1,050,050        9,300,686
----------------------------------------------------------------
Kingfisher PLC
  (Retail-Stores)                       825,000        8,931,929
----------------------------------------------------------------
Ladbroke Group PLC
  (Hotels/Motels)                     4,325,000       16,227,512
----------------------------------------------------------------
Lloyds TSB Group PLC
  (Finance-Savings & Loans)             570,000        5,210,373
----------------------------------------------------------------
LucasVarity PLC
  (Automobile/Truck Parts &
  Tires)(a)                           2,300,000        6,970,827
----------------------------------------------------------------
Marks & Spencer PLC
  (Retail-Stores)                       850,000        6,750,405
----------------------------------------------------------------
Medeva PLC
  (Medical-Drugs)                     1,490,000        7,244,733
----------------------------------------------------------------
Next PLC
  (Retail-Stores)                     1,010,000       10,664,749
----------------------------------------------------------------
Orange PLC
  (Telecommunications)(a)             2,550,000        8,927,066
----------------------------------------------------------------
Peninsular & Oriental Steam
  Navigation Co.
  (The)
  (Transportation-Miscellaneous)         85,100          828,242
----------------------------------------------------------------
Provident Financial PLC
  (Finance-Consumer Credit)             942,400        8,721,400
----------------------------------------------------------------
Railtrack Group PLC
  (Railroads)                         1,450,000       10,939,627
----------------------------------------------------------------
Rentokil Initial PLC
  (Business Services)                 1,380,000        9,047,164
----------------------------------------------------------------
Scottish & Newcastle PLC
  (Beverages-Alcoholic)                 730,000        7,879,741
----------------------------------------------------------------
Siebe PLC
  (Electronic
  Components/Miscellaneous)             370,000        5,475,041
----------------------------------------------------------------
Smiths Industries PLC
  (Electronics/Defense)                 256,000        3,134,652
----------------------------------------------------------------
Standard Chartered PLC
  (Finance-Asset Management)            645,000        9,758,630
----------------------------------------------------------------
Tarmac PLC
  (Building Materials)                5,000,000       10,008,104
----------------------------------------------------------------
Unilever PLC
  (Consumer Non-Durables)               516,000       13,569,044
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Vodafone Group PLC
  (Telecommunications)                1,865,000   $    8,327,512
----------------------------------------------------------------
WPP Group PLC
  (Advertising/Broadcasting)          2,575,000       10,537,884
----------------------------------------------------------------
                                                     321,674,915
----------------------------------------------------------------
  Total Foreign Stocks & Other
    Equity Interests                               1,798,955,748
----------------------------------------------------------------

                                    PRINCIPAL
                                    AMOUNT(d)
FOREIGN CONVERTIBLE BONDS-1.79%

FRANCE-0.42%

AXA-UAP

  (Insurance-Life & Health),
  Conv. Sr. Deb., 4.50%,
  01/01/99            FRF           33,885,000        8,055,416
---------------------------------------------------------------

GERMANY-0.52%

Volkswagen International Finance
  N.V.
  (Automobile-Manufacturers),
  Conv. Gtd. Notes, 3.00%,
  01/24/02           DEM             7,880,000        9,790,900
---------------------------------------------------------------

HONG KONG-0.12%

New World Infrastructure Ltd.
  (Banking), Conv. Bonds, 5.00%,
  07/15/01                         $   250,000          284,375
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Banking), Conv. Bonds, 5.00%,
  07/15/01
  (Acquired 04/10/97 - 04/11/97;
  cost $2,056,313)(c)              $ 1,750,000        1,990,625
---------------------------------------------------------------
                                                      2,275,000
---------------------------------------------------------------

ITALY-0.43%

Pirelli S.p.A.
  (Automobile/Truck Parts &
  Tires), Conv. Bonds, 5.00%,
  12/31/98           ITL           10,062,964,600 $    8,140,059
---------------------------------------------------------------

JAPAN-0.20%

Ricoh Co., Ltd.
  (Office Automation), Conv.
  Bonds,
  0.35%, 03/31/03             JPY  395,000,000        3,896,010
---------------------------------------------------------------

PHILIPPINES-0.10%

Metropolitan Bank & Trust
  International Finance Ltd.
  (Banking), Conv. Deb., 2.75%,
  09/10/00                 PHP       1,535,000        1,964,800
---------------------------------------------------------------
  Total Foreign Convertible Bonds                    34,122,185
---------------------------------------------------------------

REPURCHASE AGREEMENT-1.94%(e)

Greenwich Capital Markets, Inc.,
  5.55%, 05/01/97(f)                36,790,376       36,790,376
---------------------------------------------------------------
TOTAL INVESTMENTS-98.54%                          1,869,868,309
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.46%                                  27,639,417
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,897,507,726
===============================================================

Investment Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debentures
DEM    - German Deutschemark
FRF    - French Franc
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
HKD    - Hong Kong Dollar
ITL    - Italian Lira
JPY    - Japanese Yen
PHP    - Philippine Peso
Sr.    - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Issued as a unit. This unit also includes 240,000 warrants exchangeable into one ordinary share per warrant.
(c) Restricted securities. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 04/30/97 was $10,432,997 which represented 0.55% of the Fund's net assets.
(d) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 04/30/97 with a maturing value of $500,077,083. Collateralized by $1,057,237,408 U.S. Government obligations, 0% to 14.00% due 06/01/97 to 10/01/30 with an aggregate market value at 04/30/97 of $510,000,397.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
$1,584,256,086)                               $1,869,868,309
------------------------------------------------------------
Foreign currencies, at market value
  (cost $21,256,687)                              20,972,541
------------------------------------------------------------
Receivables for:
  Investments sold                                30,169,202
------------------------------------------------------------
  Capital stock sold                               9,467,901
------------------------------------------------------------
  Dividends and interest                           7,629,534
------------------------------------------------------------
Investment for deferred compensation plan             20,173
------------------------------------------------------------
Other assets                                          77,624
------------------------------------------------------------
    Total assets                               1,938,205,284
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           34,722,376
------------------------------------------------------------
  Capital stock reacquired                         2,511,451
------------------------------------------------------------
  Deferred compensation                               20,173
------------------------------------------------------------
Accrued advisory fees                              1,345,407
------------------------------------------------------------
Accrued administrative services fees                   8,587
------------------------------------------------------------
Accrued directors' fees                                3,619
------------------------------------------------------------
Accrued distribution fees                            996,324
------------------------------------------------------------
Accrued transfer agent fees                          408,011
------------------------------------------------------------
Accrued operating expenses                           681,610
------------------------------------------------------------
    Total liabilities                             40,697,558
------------------------------------------------------------
Net assets applicable to shares outstanding   $1,897,507,726
============================================================

NET ASSETS:

Class A                                       $1,368,063,068
============================================================
Class B                                       $  529,444,658
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     86,396,122
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     34,067,228
============================================================
Class A:

  Net asset value and redemption price per
  share                                       $        15.83
============================================================
  Offering price per share:
    (Net asset value of $15.83 divided
    by 94.50%)                                $        16.75
============================================================
Class B:

  Net asset value and offering price per
  share                                       $        15.54
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $1,743,173 foreign
  withholding tax)                              $11,783,482
-----------------------------------------------------------
Interest                                          1,993,445
-----------------------------------------------------------
    Total investment income                      13,776,927
-----------------------------------------------------------

EXPENSES:

Advisory fees                                     7,878,482
-----------------------------------------------------------
Administrative services fees                         52,210
-----------------------------------------------------------
Directors' fees                                       6,892
-----------------------------------------------------------
Distribution fees-Class A                         1,863,767
-----------------------------------------------------------
Distribution fees-Class B                         2,265,816
-----------------------------------------------------------
Custodian fees                                      687,636
-----------------------------------------------------------
Transfer agent fees-Class A                       1,051,021
-----------------------------------------------------------
Transfer agent fees-Class B                         570,724
-----------------------------------------------------------
Other                                               365,738
-----------------------------------------------------------
    Total expenses                               14,742,286
-----------------------------------------------------------
Less: Advisory fees waived                         (299,946)
-----------------------------------------------------------
   Expenses paid indirectly                         (14,119)
-----------------------------------------------------------
    Net expenses                                 14,428,221
-----------------------------------------------------------
Net investment income (loss)                       (651,294)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                           1,824,102
-----------------------------------------------------------
  Foreign currencies                             (1,195,856)
-----------------------------------------------------------
                                                    628,246
-----------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                          90,680,075
-----------------------------------------------------------
  Foreign currencies                                 92,762
-----------------------------------------------------------
                                                 90,772,837
-----------------------------------------------------------
    Net gain on investment securities and
      foreign currencies                         91,401,083
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $90,749,789
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   1997               1996
OPERATIONS:

  Net investment income (loss)                                $     (651,294)    $    1,130,094
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
  foreign currencies                                                 628,246         43,829,404
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                              90,772,837         98,461,748
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          90,749,789        143,421,246
-----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
    Class A                                                       (1,581,010)          (295,965)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
    Class A                                                      (31,480,110)       (18,468,041)
-----------------------------------------------------------------------------------------------
    Class B                                                      (11,363,723)        (1,875,276)
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      223,501,986        350,398,961
-----------------------------------------------------------------------------------------------
    Class B                                                      150,931,326        296,841,074
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     420,758,258        770,021,999
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          1,476,749,468        706,727,469
-----------------------------------------------------------------------------------------------
  End of period                                               $1,897,507,726     $1,476,749,468
-----------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,612,559,633     $1,238,126,321
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (1,119,193)         1,113,111
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities
    and foreign currencies                                           733,683         42,949,270
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           285,333,603        194,560,766
-----------------------------------------------------------------------------------------------
                                                              $1,897,507,726     $1,476,749,468
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM International Equity Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses--Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM is currently voluntarily waiving a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is voluntary and the Board of Directors of the Company would be advised of any decision by AIM to discontinue the waiver. During the six months ended April 30, 1997, AIM waived fees of $299,946.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $52,210 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1997, the Fund paid AFS $833,648 for such services.
  The Fund received reductions in transfer agency fees of $13,313 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $806 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $14,119 during the six months ended April 30, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution Plans pursuant to

Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, the Fund pays a service fee of 0.25% to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $1,863,767 and $2,265,816, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $632,873 from sales of the Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $45,741 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund incurred legal fees of $4,669 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $785,132,255 and $396,864,292, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $324,485,027
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (38,950,109)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $285,534,918
=========================================================

Costs of investments for tax purposes is $1,584,333,391.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                             APRIL 30, 1997               OCTOBER 31, 1996
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               42,678,604     673,877,033    41,055,911   $ 601,559,902
---------------------  -----------   -------------   -----------   -------------
  Class B               10,911,373     169,633,951    21,641,528     313,690,762
---------------------  -----------   -------------   -----------   -------------
Issued as
  reinvestment of
  dividends:
  Class A                2,035,615      31,230,705     1,305,811      17,576,215
---------------------  -----------   -------------   -----------   -------------
  Class B                  707,989      10,690,410       130,593       1,741,975
---------------------  -----------   -------------   -----------   -------------
Reacquired:
  Class A              (30,426,860)   (481,605,752)  (18,205,834)   (268,737,156)
---------------------  -----------   -------------   -----------   -------------
  Class B               (1,890,100)    (29,393,035)   (1,270,776)    (18,591,663)
---------------------  -----------   -------------   -----------   -------------
                        24,016,621   $ 374,433,312    44,657,233   $ 647,240,035
=====================  ===========   =============   ===========   =============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended April 30, 1997, each of the years in the four-year period ended October 31, 1996 and the period November 5, 1991 (date operations commenced) through October 31, 1992 and for a Class B share outstanding during the six months ended April 30, 1997, each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (date sales commenced) through October 31, 1994.

                                                                                      OCTOBER 31,
                                                     APRIL 30,            -------------------------------------
                                                       1997                  1996           1995        1994
                                                    -----------           -----------     ---------   ---------
CLASS A:
Net asset value, beginning of period                $     15.37           $     13.65     $   13.50   $   12.18
--------------------------------------------------  -----------           -----------     ---------   ---------
Income from investment operations:
  Net investment income                                    0.01                  0.04(b)       0.01        0.02
--------------------------------------------------  -----------           -----------     ---------   ---------
  Net gains on securities (both realized and
    unrealized)                                            0.90                  2.07          0.62        1.31
--------------------------------------------------  -----------           -----------     ---------   ---------
        Total from investment operations                   0.91                  2.11          0.63        1.33
--------------------------------------------------  -----------           -----------     ---------   ---------
Less distributions:
  Dividends from net investment income                    (0.02)                (0.01)        (0.04)      (0.01)
--------------------------------------------------  -----------           -----------     ---------   ---------
  Distributions from capital gains                        (0.43)                (0.38)        (0.44)         --
--------------------------------------------------  -----------           -----------     ---------   ---------
        Total distributions                               (0.45)                (0.39)        (0.48)      (0.01)
--------------------------------------------------  -----------           -----------     ---------   ---------
Net asset value, end of period                      $     15.83           $     15.37     $   13.65   $   13.50
==================================================  ===========           ===========     =========   =========
Total return(c)                                            6.01%                15.79%         5.24%      10.94%
==================================================  ===========           ===========     =========   =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $ 1,368,063           $ 1,108,395     $ 654,764   $ 708,159
==================================================  ===========           ===========     =========   =========
Ratio of expenses to average net assets(d)                 1.50%(e)(f)           1.58%         1.67%       1.64%
==================================================  ===========           ===========     =========   =========
Ratio of net investment income to average net
  assets(h)                                                0.13%(e)              0.25%         0.10%       0.22%
==================================================  ===========           ===========     =========   =========
Portfolio turnover rate                                      24%                   66%           68%         67%
==================================================  ===========           ===========     =========   =========
Average brokerage commission rate(i)                $    0.0196           $    0.0192           N/A         N/A
==================================================  ===========           ===========     =========   =========

                                                         OCTOBER 31,
                                                    ---------------------
                                                       1993        1992
                                                    ---------   ---------
CLASS A:
Net asset value, beginning of period                $    8.88   $    8.61(a)
--------------------------------------------------  ---------   ---------
Income from investment operations:
  Net investment income                                  0.02        0.03
--------------------------------------------------  ---------   ---------
  Net gains on securities (both realized and
    unrealized)                                          3.29        0.26
--------------------------------------------------  ---------   ---------
        Total from investment operations                 3.31        0.29
--------------------------------------------------  ---------   ---------
Less distributions:
  Dividends from net investment income                  (0.01)      (0.02)
--------------------------------------------------  ---------   ---------
  Distributions from capital gains                         --          --
--------------------------------------------------  ---------   ---------
        Total distributions                             (0.01)      (0.02)
--------------------------------------------------  ---------   ---------
Net asset value, end of period                      $   12.18   $    8.88
==================================================  =========   =========
Total return(c)                                         37.36%       3.36%
==================================================  =========   =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $ 372,282   $ 122,663
==================================================  =========   =========
Ratio of expenses to average net assets(d)               1.78%       1.80%(g)
==================================================  =========   =========
Ratio of net investment income to average net
  assets(h)                                              0.28%       0.30%(g)
==================================================  =========   =========
Portfolio turnover rate                                    62%         41%
==================================================  =========   =========
Average brokerage commission rate(i)                      N/A         N/A
==================================================  =========   =========


(a) Net asset value at the beginning of the period has been restated to reflect a 1.1619 for 1 stock split, effected in the form of a dividend, on May 21, 1992.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(d) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers and expense reimbursements are 1.53% (annualized), 1.60%, 1.68% and 1.89% (annualized), respectively for 1997, 1996, 1995 and 1992.

(e) Ratios are annualized and based on average net assets of $1,252,808,764.

(f) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been 1.49%.

(g) Annualized.

(h) After fee waivers and expense reimbursements. Ratios of net investment income to average net assets before fee waivers and expense reimbursements are 0.09% (annualized), 0.22%, 0.09% and 0.22% (annualized), respectively for 1997, 1996, 1995 and 1992.

(i) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                                                                                           OCTOBER 31,
                                                              APRIL 30,       --------------------------------------
                                                                1997            1996          1995           1994
                                                              ---------       ---------     ---------      ---------
CLASS B:
Net asset value, beginning of period                          $   15.13       $   13.54     $   13.49      $   13.42
------------------------------------------------------------  ---------       ---------     ---------      ---------
Income from investment operations:
  Net investment income (loss)                                    (0.05)          (0.07)(a)     (0.09)         (0.01)
------------------------------------------------------------  ---------       ---------     ---------      ---------
  Net gains on securities (both realized and unrealized)           0.89            2.04          0.61           0.08
------------------------------------------------------------  ---------       ---------     ---------      ---------
        Total from investment operations                           0.84            1.97          0.52           0.07
------------------------------------------------------------  ---------       ---------     ---------      ---------
Less distributions:
  Dividends from net investment income                               --              --         (0.03)            --
------------------------------------------------------------  ---------       ---------     ---------      ---------
  Distributions from capital gains                                (0.43)          (0.38)        (0.44)            --
------------------------------------------------------------  ---------       ---------     ---------      ---------
        Total distributions                                       (0.43)          (0.38)        (0.47)            --
------------------------------------------------------------  ---------       ---------     ---------      ---------
Net asset value, end of period                                $   15.54       $   15.13     $   13.54      $   13.49
============================================================  =========       =========     =========      =========
Total return(b)                                                    5.65%          14.88%         4.35%          0.52%
============================================================  =========       =========     =========      =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 529,445       $ 368,355     $  51,964      $   4,833
============================================================  =========       =========     =========      =========
Ratio of expenses to average net assets(c)                         2.27%(d)(e)     2.35%         2.55%          2.53%(f)
============================================================  =========       =========     =========      =========
Ratio of net investment income (loss) to average net
  assets(g)                                                       (0.65)%(d)      (0.53)%       (0.78)%        (0.67)%(f)
============================================================  =========       =========     =========      =========
Portfolio turnover rate                                              24%             66%           68%            67%
============================================================  =========       =========     =========      =========
Average brokerage commission rate(h)                          $  0.0196       $  0.0192           N/A            N/A
============================================================  =========       =========     =========      =========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and expense reimbursements. Ratios of expenses to average net assets before fee waivers are 2.31% (annualized), 2.37% and 2.56%, respectively for 1997, 1996 and 1995.

(d) Ratios are annualized and based on average net assets of $456,918,626.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.

(f) Annualized.

(g) After fee waivers and expense reimbursements. Ratios of net investment income (loss) to average net assets before fee waivers are (0.69)% (annualized), (0.55)% and (0.79)%, respectively for 1997, 1996 and 1995.

(h) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than three years of continuous operation.

(5) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------         -------------        -----------
(1)  Charles T. Bauer............................................  130,433,380                  0           3,798,959
     Bruce L. Crockett...........................................  130,563,964                  0           3,668,375
     Owen Daly II................................................  130,421,284                  0           3,811,055
     Carl Frischling.............................................  130,515,713                  0           3,716,626
     Robert H. Graham............................................  130,587,498                  0           3,644,841
     John F. Kroeger.............................................  130,446,846                  0           3,785,493
     Lewis F. Pennock............................................  130,506,142                  0           3,726,197
     Ian W. Robinson.............................................  130,446,093                  0           3,786,246
     Louis S. Sklar..............................................  130,573,480                  0           3,658,859
(2)  Approval of new Investment Advisory Agreement...............   54,370,676            742,775           2,283,704
(3)  Elimination of policy restricting investments in other
     investment companies........................................   39,608,624          1,920,390           2,447,220
(4)  Elimination of policy prohibiting investments in companies
     with less than three years of operations....................   39,192,652          2,454,024           2,329,557
(5)  KPMG Peat Marwick LLP.......................................  128,509,801            995,829           4,726,709

                                                            Directors & Officers

Board of Directors                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Carol F. Relihan                                Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                           and Secretary                                   TRANSFER AGENT

Jack Fields                                   Gary T. Crum                                    A I M Fund Services, Inc.
Formerly Member of the                        Senior Vice President                           P.O. Box 4739
U.S. House of Representatives                                                                 Houston, TX 77210-4739
                                              Scott G. Lucas
Carl Frischling                               Senior Vice President                           CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                  State Street Bank & Trust
                                              Vice President and Assistant Treasurer          225 Franklin Street
Robert H. Graham                                                                              Boston, MA 02110
President and Chief Executive Officer         Robert G. Alley
A I M Management Group Inc.                   Vice President                                  COUNSEL TO THE FUND

John F. Kroeger                               Melville B. Cox                                 Ballard Spahr
Formerly Consultant                           Vice President                                  Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              Jonathan C. Schoolar                            Philadelphia, PA 19103
Lewis F. Pennock                              Vice President
Attorney                                                                                      COUNSEL TO THE DIRECTORS
                                              P. Michelle Grace
Ian W. Robinson                               Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            David L. Kite                                   New York, NY 10022
Chief Financial Officer                       Assistant Secretary
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                Nancy L. Martin
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      Ofelia M. Mayo                                  Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

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

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
                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$73 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of May 23, 1997. The AIM Family of                     prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------




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